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Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio
(formerly named Janus Henderson U.S. Low Volatility Portfolio)
Ticker:	N/A	Service Shares
Summary Prospectus dated June 10, 2022
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio online at janushenderson.com/VIT. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

Investment Objective
Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio (“Adaptive Risk Managed U.S. Equity Portfolio”) seeks capital appreciation.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.82%
Fee Waiver(1)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.77%

(1)
The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. The contractual waiver may be terminated or modified only at the discretion of the Portfolio’s Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 157% of the average value of its portfolio.

Principal investment strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, including, but not limited to, common stocks, depositary receipts, and real-estate investment trusts (“REITs”). An issuer is deemed to be economically tied to the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the United States; (ii) a majority of the issuer’s revenues are derived from the United States; or (iii) a majority of the issuer’s assets are located in the United States. Under normal circumstances, the Portfolio seeks to achieve market-like
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returns with lower volatility over a full market cycle than the Russell 1000® Index (the Portfolio’s benchmark index). The Portfolio seeks to generate such returns with volatility that can range from approximately 0% to 40% lower than the Russell 1000 Index. In this context, volatility refers to the variation in the returns of the Portfolio and the benchmark index as measured by the standard deviation of monthly returns. The market capitalization of issuers within the benchmark index, from which the Portfolio’s universe is derived, will vary, but as of March 31, 2022, they ranged from approximately $56 million to $2.69 trillion.
The Portfolio pursues its investment objective by applying a proprietary methodology to construct an investment portfolio of equity securities from a universe of the 750 largest U.S. issuers by market capitalization whose securities are also characterized by broad options market liquidity. The portfolio manager applies a systematic investment process that monitors day-to-day movements in options prices on individual U.S. securities for indicators of upside (or good) and downside (or bad) volatility to forecast their risk and reward. In applying this investment process, the portfolio manager seeks to avoid issuers whose upside volatilities are perceived to be lower and whose downside volatilities are perceived to be higher, resulting in a portfolio that is expected to generate market-like returns with lower volatility over a full market cycle. Although the Portfolio is generally expected to underperform its benchmark index in sharply rising markets, this strategy seeks to minimize losses in down markets.
The Portfolio may engage in active and frequent trading to achieve its investment objective.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may offset gains or increase losses in the Portfolio’s performance.
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REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Volatility Risk. There is no guarantee that the Portfolio’s strategy to minimize volatility will be successful. Securities in the Portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could be more volatile. In addition, the Portfolio’s strategy to minimize volatility could limit the Portfolio’s gains in rising markets.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Effective June 10, 2022, the Portfolio changed its investment strategy. The performance below does not reflect the new investment strategy and is not indicative of the current portfolio.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	1st Quarter 2013	13.41%	Worst Quarter:	1st Quarter 2020	– 16.88%

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Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	Since Inception (9/6/12)
Adaptive Risk Managed U.S. Equity Portfolio
Service Shares	21.34%	12.12%	12.35%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	26.45%	18.43%	16.04%
S&P 500® Minimum Volatility Index (reflects no deduction for fees, expenses, or taxes)	24.45%	14.83%	14.70%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.04%

Effective June 10, 2022, the Portfolio’s primary benchmark index changed from the S&P 500 Index to the Russell 1000 Index, to better reflect the Portfolio’s revised investment strategies to focus on investing in a portfolio of equity securities from a universe of the 750 largest U.S. issuers by market capitalization whose securities are also characterized by broad options market liquidity. The Portfolio’s secondary benchmark is the S&P 500 Minimum Volatility Index. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The S&P 500 Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500 while maintaining similar characteristics.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Manager:  Ashwin Alankar, Ph.D., is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since June 2022.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial
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intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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